Supplement dated March 18, 2009 to Prospectuses dated May 1, 2008, as supplemented on September 19, 2008 for

Strategic Variable Life® 1

Strategic Variable Life® Plus 1

Strategic Group Variable Universal Life® 1

This supplement provides important updates to the investment choices available through your policy. Please read it carefully and keep it with your current prospectus for future reference.

Reorganization of the MML Growth Equity Fund with and into the MML Blue Chip Growth Fund

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Effective May 1, 2009, the MML Growth Equity Fund will be merged into the MML Blue Chip Growth Fund and will no longer be an available investment option. Any policy value allocated to the MML Growth Equity division of the separate account on April 30, 2009 will be transferred to the MML Blue Chip Growth division on May 1, 2009.

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Effective May 1, 2009, if you have selected the MML Growth Equity division as an investment option in the Automated Account Value Transfer program (not available for Strategic Variable Life® Plus) or the Automated Account Re-Balancing program (available only for Strategic Group Variable Universal Life®), we will replace that division with the MML Blue Chip Growth division.

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Effective May 1, 2009 and thereafter, if you have premium payment instructions on file requesting that a portion or all of your premium payment be allocated to the MML Growth Equity division, we will allocate the premium to the MML Blue Chip Growth division.

Investment Management Fees and Other Expenses

The following information amends the table under the heading “Investment Management Fees and Other Expenses” in the Strategic Variable Life® Plus prospectus only.

1.	For the American Century VP International Fund (Class I), the Management Fees are 1.34% and the Total Annual Fund Operating Expenses are 1.35%. In addition, footnote 2 is replaced with the text below.

The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. The fee shown for the VP International Fund has been restated based on strategy assets for the period from the most recent fiscal year end through January 31, 2009. As a result, the Total Annual Fund Operating Expenses in this table differ from those shown in the Financial Highlights located in the fund prospectus. The fee for the fiscal year ended December 31, 2007 was 1.20% for Class I. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management located in the fund prospectus.

2.	The Fidelity® VIP Growth Opportunities Portfolio (Service Class) is removed from the table.

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The following information amends the table under the heading “Investment Management Fees and Other Expenses” in the Strategic Variable Life® prospectus only.

1.	The footnote below is added to the MML Money Market Fund (Initial Class) Management Fee.

MassMutual has agreed to voluntarily waive some or all of its management fees in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.

There are no other changes being made at this time.

If you have questions about this supplement, wish to revise your allocation instructions or make other changes to your policy, please contact your registered representative or contact MassMutual at 1-800-548-0073 (Monday – Friday between 8:00 – 5:00 Eastern Time).

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting MassMutual at 1-800-548-0073 (Monday – Friday between 8:00 – 5:00 Eastern Time).

1    Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) where available.

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